ORDINARY SHARES	6 Months Ended
Jun. 30, 2026
Ordinary Shares
ORDINARY SHARES

8. ORDINARY SHARES

As of December 31, 2025, the Company’s total issued ordinary shares were 4,701,369 (after the Share Combination), and the Company had 4,641,369 (after the Share Combination) ordinary shares with no par value(the “Ordinary Shares”) outstanding.

In January 2026, the Company repurchased 1,152,667 ordinary shares (after the Share Combination; 34.58 million shares before) from certain existing shareholders for an aggregate purchase price of approximately US$7.0 million (US$0.203 per share before the Share Combination). In March 2026, the Company fully repaid the Convertible Note with funds advanced by a related party on behalf of the Company and, in connection therewith, repurchased 60,000 Pre-Delivery Shares for $180 pursuant to the Securities Purchase Agreement. All repurchased shares were accounted for as treasury stock under the cost method. The repurchased shares have been repurchased and not yet cancelled and are held as treasury stock. As of June 30, 2026, the Company held 1,212,667 treasury shares with an aggregate cost of US$7,019,920.

On April 22, 2026, the Company issued 709,740 ordinary shares to four consultants under the 2026 Equity Incentive Plan (see Note 9 — Share-Based Compensation).

For the aforementioned transactions, as of June 30, 2026, the Company’s total issued ordinary shares were 5,411,109, and the Company had 4,198,442 ordinary shares with no par value(the “Ordinary Shares”) outstanding.

MKDWELL TECH INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)